Exhibit 10.1

TEMPORARY WAIVER AGREEMENT (this “Agreement”), dated as of July 1, 2009, to the Fourth Amended and Restated Credit Agreement dated as of January 31, 2005 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among ACCURIDE CORPORATION, a Delaware corporation (the “U.S. Borrower”), ACCURIDE CANADA INC., a corporation organized and existing under the law of the Province of Ontario (the “Canadian Borrower”, and, together with the U.S. Borrower, the “Borrowers”), the banks, financial institutions and other institutional lenders party thereto (collectively, the “Lenders”), CITICORP USA, INC., a Delaware corporation (“Citicorp”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), is entered into by and among the Borrowers, the Lenders and the Administrative Agent.

W I T N E S S E T H:

A.            WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to the Credit Agreement;

B.            WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans to the Borrowers;

C.            WHEREAS, as a result of the likely occurrence of certain Events of Default under the Credit Agreement, the Administrative Agent and the Lenders will, if such Events of Default occur and continue, be entitled to exercise all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law (such rights, remedies and actions, collectively, “Enforcement Actions”), including without limitation, to declare to be immediately due and payable the outstanding principal of the Advances, all accrued interest thereon and all fees and other obligations owing to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents;

D.            WHEREAS, Citicorp, in its capacity as the existing Administrative Agent (in such capacity, the “Existing Administrative Agent”) under the Credit Agreement and the other Loan Documents, desires to resign as Administrative Agent;

E.             WHEREAS, certain Lenders identified to the U.S. Borrower have formed a steering committee (the “Steering Committee”), provided that members of the Steering Committee shall not assume any additional duties or obligations as a result of being on the Steering Committee;

F.             WHEREAS, each Borrower acknowledges and agrees that it shall not request any Advances, Letters of Credit or other extensions of credit under the Credit Agreement during the Temporary Waiver Period (as defined below), except as contemplated in Section 4.7 hereof;

G.            WHEREAS, the Borrowers have requested that the Lenders agree to temporarily waive the Scheduled Defaults (as defined below) in order to afford the Borrowers an opportunity to propose an amendment to or restructuring of its obligations under the Credit Agreement and the other Loan Documents; and

H.            WHEREAS, the Lenders have agreed to such request, subject to the terms and provisions set forth in this Agreement, and without any advance understanding or agreement by the Lenders to consent to any proposed amendment to or restructuring of the Credit Agreement or the consummation of any transaction for which consent or waiver would be required under the Credit Agreement or the other Loan Documents.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2.           ACKNOWLEDGEMENTS.

2.1           Amount of Obligations.  Each Loan Party acknowledges and agrees that (a) as of 5:00 pm New York time on the date hereof, the Obligations include, without limitation, the amounts set forth on Schedule 1 attached hereto on account of the outstanding unpaid amount of principal of, accrued and unpaid interest on, and fees and commissions related to, the Advances and (b) such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for, or has provided a guaranty for the benefit of the Lenders and the Administrative Agent with respect to, the Obligations without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

2.2           Events of Default.  Each Loan Party acknowledges and agrees that (a)(i) the Events of Default set forth on Schedule 2 attached hereto (the “Scheduled Defaults”) are likely to occur during the Temporary Waiver Period and (ii) each Loan Party represents and warrants to the Administrative Agent and the Lenders that no other Default or Event of Default has occurred and continues to exist as of the Effective Date (as defined below) and (b) absent the agreement of the Lenders to temporarily waive the Scheduled Defaults as provided in this Agreement, if the Scheduled Defaults have occurred and are continuing, the Administrative Agent and the Lenders would be entitled to at any time take any and all Enforcement Actions.

2.3           Collateral.  Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens granted to secure any of the Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which such Loan Party is a party.  Each Loan Party acknowledges and agrees that all such Liens granted by such Loan Party shall continue to secure the Obligations from and after the Effective Date.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Collateral Documents to which such Loan Party is a party, the Obligations are secured by Liens on all of such Loan Party’s assets to the extent required by the Collateral Documents, and each Loan Party will, at the reasonable request of the Administrative Agent or any of the Lenders, deliver to the requesting party documents evidencing the validity and enforceability of such Liens.

2.4           Not an Arrangement with Creditors.  Each of the parties hereto acknowledges that this document is a temporary waiver in accordance with the terms hereof and should not be construed as an arrangement by any Loan Party with its creditors.

SECTION 3.           TEMPORARY WAIVER.

3.1           Temporary Waiver Period.  Subject to the terms and conditions of this Agreement, the Lenders party hereto agree to temporarily waive the Scheduled Defaults during the period from and including the Effective Date until the earliest to occur of (the date of such occurrence, the “Temporary Waiver Termination Date”; and such period, the “Temporary Waiver Period”) (a) 5:00 P.M. (New York City time) on August 15, 2009, (b) the occurrence and continuance of an Event of Default that is not a Scheduled Default, (c) the payment of the interest payment due and owing on August 1, 2009 to the holders under the U.S. Borrower’s 8½% Senior Subordinated Notes due 2015, (d) any representation or warranty made by any Loan Party in this Agreement proving to have been untrue, inaccurate or incomplete in any material respect on or as of the date made or deemed made, (e) failure of any Loan Party to perform, as and when required, any of their respective covenants or other obligations set forth in this Agreement (it being understood that time is of the essence for each such covenant and obligation), including without limitation, any provision of Section 4 below, and (f) any Loan Party shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of this Agreement or any other Loan Document or any provision hereof or thereof.

3.2           No Waiver; Limitation on Temporary Waiver.  Each Loan Party acknowledges and agrees that the Lenders are only agreeing to temporarily waive the Scheduled Defaults during the Temporary Waiver Period, and after the Temporary Waiver Termination Date, if the Scheduled Defaults have occurred and are continuing, the temporary waiver provided herein shall terminate and as a result, (a) the waiver in this Agreement shall no longer constitute a waiver of the occurrence or the continuance of any Event of Default which is a Scheduled Default, and each such Event of Default that occurs shall, after it occurs, continue to exist after the Temporary Waiver Termination Date and (b) nothing contained in this Agreement shall be construed to limit or affect the right of the Administrative Agent and the Lenders to bring or maintain during the Temporary Waiver Period any action to enforce or interpret any term or provision of this Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the perfection and/or priority of the liens and security interests granted by the Loan Parties to the Administrative Agent and the Lenders.  For the avoidance of doubt, during the Temporary Waiver Period, the Loan Parties and their Subsidiaries may not take any action that would be prohibited under any Loan Document during the occurrence of a Default or Event of Default.

3.3           Enforcement Actions after Temporary Waiver Period.  Each Loan Party acknowledges and agrees that, on the Temporary Waiver Termination Date, the agreement of the Lenders to temporarily waive the Scheduled Defaults shall cease and be of no further force or effect, and if any Scheduled Default has occurred and is continuing at such time, the Administrative Agent and the Lenders shall be entitled to immediately take Enforcement Actions under the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Scheduled Defaults, or any other Event of Default, then existing.

SECTION 4.           AGREEMENTS.  To induce the Administrative Agent and the Lenders to enter into this Agreement and to temporarily waive the Scheduled Defaults during the Temporary Waiver Period, if the Scheduled Defaults have occurred and are continuing, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders agree as follows:

4.1           Financial Advisor.  The Administrative Agent or the Steering Committee shall, on behalf of the Lenders, have the right to hire or to cause its counsel to hire for its benefit a restructuring or financial advisor to assist with the coordination and consummation of a potential amendment to or restructuring of the Credit Agreement, and the U.S. Borrower shall be liable for all costs and expenses incurred by the Administrative Agent or the Steering Committee, as applicable, with respect to such restructuring or financial advisor.  In connection with any such hiring, the U.S. Borrower shall promptly execute and deliver an engagement-related agreement which is reasonably satisfactory in form and substance to the U.S. Borrower, which shall include an agreement by the U.S. Borrower to be directly responsible for the fees of such restructuring or other financial advisor and to use its commercially reasonable efforts to cooperate, and to cause its own advisors and its Subsidiaries to cooperate with such restructuring or other financial advisor in the performance of its duties as an advisor in accordance with such engagement-related agreement.

4.2           Cash and Cash Equivalents.  Promptly following the Effective Date, the Borrowers shall identify the locations and amounts of material holdings by it and its Subsidiaries of cash and Cash Equivalents and take or cause to be taken such actions as the Administrative Agent or the Steering Committee may reasonably request to assure that the Administrative Agent for the benefit of the Lenders has a perfected security interest therein with “control” (as defined in the Uniform Commercial Code) with respect thereto to the extent required pursuant to the Loan Documents.

4.3           Minimum Liquidity.  From and after the Effective Date, the U.S. Borrower shall not, directly or indirectly, at any time permit (a) Liquidity to be less than $30,000,000 or (b) average Liquidity for five consecutive Business Days (“Average Liquidity”) to be less than $35,000,000; provided, however, that (i) Liquidity shall be calculated without giving effect to the unutilized amount of Commitments of any Defaulting Lender and (ii) if (A) Liquidity at any time is less than $30,000,000 but greater than $28,000,000 or (B) average Liquidity for five consecutive Business Days is less than $35,000,000 but greater than $33,000,000, such failure shall not constitute an Event of Default or a failure to perform its obligations hereunder if such failure is consented to by the Steering Committee within three Business Days after the occurrence of such failure.  Upon any Responsible Officer of the U.S. Borrower becoming aware of the failure to satisfy the requirement in clause (a) or (b) of the previous sentence, the U.S. Borrower shall immediately notify the Administrative Agent and the Steering Committee of such failure.  In addition, if at any time (x) Liquidity is less than $32,000,000 or (y) Average Liquidity is less than $37,000,000, the U.S. Borrower shall, on each Business Day thereafter, deliver to the Administrative Agent and the Steering Committee a report setting forth the Liquidity at the end of the previous Business Day and the Average Liquidity for the five consecutive Business Days ending on such previous day, and such daily reporting shall continue until the U.S. Borrower delivers to the Administrative Agent a report demonstrating that, at the end of the previous Business Day, Liquidity is greater than $32,000,000 and Average Liquidity is greater than $37,000,000.

4.4           Weekly Cash Flow Forecasts, Etc.  The U.S. Borrower shall deliver to the Administrative Agent and the Steering Committee, on Thursday (or the immediately succeeding Business Day if Thursday is not a Business Day) of each week (commencing with the week ending on Saturday July 4, 2009), (a) a 13-week cash flow forecast in the form of such forecast delivered to the Steering Committee prior to the Effective Date or another form reasonably satisfactory to the Steering Committee (the “13-Week Cash Flow Forecast”), (b) a reconciliation of the cash balances of the U.S. Borrower and its Subsidiaries between the amount shown on the U.S. Borrower’s general ledger for the prior week and the amount maintained on deposit for such week by the U.S. Borrower and its Subsidiaries with banks, (c) a variance report (i) showing on a line item basis the percentage and dollar variance of actual cash disbursements and revenues and cash receipts for the prior week from the amounts set forth for such week in the most recent 13-Week Cash Flow Forecast and (ii) containing explanations of material variances from such 13-Week Cash Flow Forecast, (d) a certificate, in a form satisfactory to the Steering Committee, of a Responsible Officer of the U.S. Borrower as to the calculation of Liquidity for the prior week and attaching forth such calculations and (e) the weekly flash information provided to the U.S. Borrower’s Board of Directors for such week.  Each delivery of the 13-Week Cash Flow Forecast shall be deemed to be a representation by the U.S. Borrower that such 13-Week Cash Flow Forecast has been prepared based upon good faith estimates and assumptions that the U.S. Borrower believes were reasonable at the time made (it being understood and agreed that such 13-Week Cash Flow Forecast is not to be viewed as fact and that actual results during the period or periods covered thereby may differ from such projected results).

4.5           Bi-Weekly Updates.  If requested by the Administrative Agent or the Steering Committee, on Thursday (or the immediately succeeding Business Day if Thursday is not a Business Day) of every other week (commencing with Thursday, July 9, 2009) during the Temporary Waiver Period, the U.S. Borrower shall provide the Administrative Agent, the Steering Committee and their respective advisors with an update (via a meeting or conference call with the U.S. Borrower’s management and its advisors) on the weekly flash information provided to the Board of Directors, the ongoing financial performance, operations and liquidity of the U.S. Borrower and its Subsidiaries and the progress toward a proposal for an amendment to or restructuring of the Obligations under the Credit Agreement and the Senior Subordinated Notes.

4.6           Additional Interest; Fees.  For each day during the Temporary Waiver Period, the Advances and all outstanding Obligations shall accrue interest at a rate per annum equal to 2% plus the rate otherwise applicable to such Advances pursuant to Section 2.07 of the Credit Agreement, and such additional interest shall be paid monthly in arrears on the last Business Day of each calendar month during the Temporary Waiver Period and on the Temporary Waiver Termination Date.

4.7           Activity during Temporary Waiver Period.  The U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, (a) incur any Indebtedness under Section 5.02(b)(iii)(A) or 5.02(b)(iii)(I) of the Credit Agreement, other than PIK Advances, Letters of Credit issued, in the sole discretion of the Issuing Bank, at the request of the U.S. Borrower for the purpose of extending or replacing Letters of Credit in the ordinary course, and up to $500,000 of Letter of Credit Advances resulting from draws under Letters of Credit that are expiring,(b) make any Investments under Section 5.02(e)(xiii) of the Credit Agreement or (c) sell or otherwise dispose of any assets under Section 5.02(d)(ii) of the Credit Agreement.  In addition, during the Temporary Waiver Period, no Borrower shall request, or seek to enforce, the funding of any Advances by any Defaulting Lender or any successor or assignee thereof.  Furthermore, during the Temporary Waiver Period, the U.S. Borrower and its Subsidiaries may not take any action, except the incurrence of Indebtedness permitted by clause (a) above, that would be prohibited by the terms of the Credit Agreement or any other Loan Document at any time while an Event of Default is in existence.

4.8           FAS 159.  Notwithstanding any other provision contained herein or in any other Loan Document, all terms of an accounting or financial nature used herein or in any other Loan Document shall be construed, and all computations of amounts and ratios referred to herein or in any other Loan Document shall be made at all times hereafter, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of  any Loan Party or any Subsidiary of any Loan Party at “fair value”, as defined therein.

4.9           Milestones.  The U.S. Borrower shall not later than July 24, 2009, present a proposal for an amendment to or restructuring of its Obligations under the Credit Agreement and the Senior Subordinated Notes.

4.10         Conversion of Advances.  Notwithstanding anything to the contrary in the Loan Documents, from and after the Effective Date, (a) if, on any date, the per annum interest rate applicable to Base Rate Advances is lower than the per annum interest rate applicable to Eurodollar Rate Advances requested on such date and having an Interest Period of one month, such Base Rate Advances shall, on the third Business Day following such date, be converted into Eurodollar Rate Advances having an Interest Period of one month, and (b) subject to clause (a) above, on the last day of the then existing Interest Period therefor each Eurodollar Rate Advance will, at the option of the applicable Borrower either continue as a Eurodollar Rate Advance having an Interest Period of one month or Convert to a Base Rate Advance, and (c) the obligation of the Lenders to Convert or continue Advances into Eurodollar Rate Advances having an Interest Period of longer than one month shall be suspended.

SECTION 5.           AGENCY RESIGNATION; CONSENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT.  (a) The Existing Administrative Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents, (b) the Lenders desire to appoint Deutsche Bank Trust Company Americas (“Deutsche Bank”), an existing Lender, as successor

Administrative Agent under the Credit Agreement and the other Loan Documents, (c) the U.S. Borrower desires to consent to such appointment, and (d) Deutsche Bank wishes to accept such appointment.  Accordingly, the parties hereto hereby agree as follows:

5.1           Notice of Resignation.  The Existing Administrative Agent hereby gives notice to the Lenders and the Borrowers of its resignation as Administrative Agent pursuant to Section 8.06 of the Credit Agreement.

5.2           Consent and Appointment of Successor Administrative Agent.  As of the Effective Date:

(a)           the Existing Administrative Agent hereby resigns as the Administrative Agent, with such resignation to become effective in accordance with Section 8.06 of the Credit Agreement, and, upon the effectiveness of such resignation, shall have no further obligations under the Loan Documents in such capacity except as set forth in this Agreement;

(b)           the Lenders hereby appoint Deutsche Bank as successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) under the Credit Agreement and the other Loan Documents, with such appointment to become effective on the date on which Deutsche Bank accepts such appointment as contemplated by Section 5.2(d);

(c)           the U.S. Borrower hereby consents to the appointment of Deutsche Bank as Successor Administrative Agent under the Credit Agreement and the other Loan Documents;

(d)           Deutsche Bank hereby accepts its appointment as Successor Administrative Agent under the Credit Agreement and the other Loan Documents, subject to (i) execution and delivery by the parties thereto of an Agency Resignation, Assignment and Assumption Agreement, in form and substance reasonably satisfactory to the parties thereto, among Deutsche Bank, the Existing Administrative Agent and the U.S. Borrower (the “Agency Agreement”), (ii) the execution and delivery of such amendments to any Loan Documents as Deutsche Bank reasonably deems necessary or appropriate to effectuate the replacement of the Existing Administrative Agent by the Successor Administrative Agent and (iii) delivery of such items as are customary in connection with an agency transfer;

(e)           each of the Existing Administrative Agent, the Lenders, the Borrowers and the other Loan Parties authorizes the Successor Administrative Agent to file any assignments or amendments with respect to the Uniform Commercial Code financing statements, mortgages and other filings in respect of the Collateral and the security interests created under the Loan Documents as the Successor Administrative Agent reasonably deems necessary or desirable, and each party hereto agrees to execute any documentation and to take such other actions as may be reasonably necessary to evidence the resignation and appointment described herein or otherwise pursuant to the Loan Documents; and

(f)            each of the Existing Administrative Agent, the Lenders, the Borrowers and the other Loan Parties hereby authorize, and grant a power of attorney to, the Successor Administrative Agent to enter into on their behalf any further amendments to any Loan Documents the Successor Administrative Agent reasonably deems necessary or appropriate to effectuate the replacement of the Existing Administrative Agent by the Successor Administrative Agent.

5.3           Certain Credit Agreement Provisions.  The Lenders hereby agree that, as of the Effective Date and until the completion of the transition of the role of administrative agent from the Existing Administrative Agent to Deutsche Bank as Successor Administrative Agent, the provisions of Article VIII and Section 9.04 of the Credit Agreement, to the extent they pertain to the Administrative Agent, or its officers, directors, trustees, employees, advisors, agents and affiliates, shall be in effect for the benefit of both the Existing Administrative Agent and Deutsche Bank and their respective officers, directors, trustees, employees, advisors, agents, sub-agents and affiliates, including as to the activities of the Deutsche Bank contemplated hereunder prior to the effectiveness of its appointment.

5.4           Swing Line Facility Termination.  The Swing Line Facility is terminated in its entirety and the U.S. Borrower, the Successor Administrative Agent and the Lenders hereby agree that, from and after the Effective Date, (a) the Lenders shall have no obligation to make any extensions of credit under, the Swing Line Facility, and the rights and obligations of the Swing Line Lender under the Credit Agreement and the other Loan Documents are discharged, and (b) Citicorp hereby resigns as Swing Line Lender.

SECTION 6.           CONDITIONS PRECEDENT. This Agreement shall become effective as of the date first set forth above (the “Effective Date”) following the date on which all of the following conditions have been satisfied or waived:

(a)           Execution and Delivery.  The Administrative Agent shall have received counterparts of this Agreement, duly executed by (i) the Borrowers and each other Loan Party, (ii) the Majority Lenders, (iii) the Existing Administrative Agent and (iv) the Successor Administrative Agent.

(b)           Temporary Waiver Fee.  The Administrative Agent shall have received, for the account of each Lender that executes and delivers a counterpart of this Agreement to counsel to the Administrative Agent by 5:00 P.M., New York City time, on Tuesday, July 7, 2009, a temporary waiver fee in an amount equal to 0.35% of the sum of such Lender’s U.S. Revolving Commitment, Canadian Revolving Credit Commitment and Term Advances then outstanding.

(c)           No Default.  After giving effect to this Agreement, there shall be no Default or Event of Default.

(d)           Fees and Expenses.  The Administrative Agent shall have received all invoiced fees and accrued expenses of the Administrative Agent required to be paid by the Borrowers, including, without limitation, the reasonable fees and expenses of legal counsel.

SECTION 7.           REPRESENTATIONS AND WARRANTIES.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers and the other Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that:

(a)           this Agreement has been duly authorized by all necessary action of such entity, duly executed and delivered by such entity and constitutes a legal, valid and binding obligation of the Borrowers and each Loan Party, as applicable, enforceable against each such entity respectively in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)           all of the representations and warranties of each Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Effective Date (except with respect to or as may be affected by the Scheduled Defaults), with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

SECTION 8.           CREDIT AGREEMENT. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Borrowers under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 9.           CONSENT OF LOAN PARTIES. Each of the Loan Parties hereby consents to this Agreement.  Each of the parties hereto agrees that this Agreement shall constitute a Loan Document.

SECTION 10.         Release.  In further consideration of the execution by the Administrative Agent and the Lenders of this Agreement, each Borrower for itself and on behalf of its successors, assigns, Subsidiaries and Affiliates (the “Releasing Parties”), hereby forever releases the Administrative Agent and the Lender Parties (other than any Defaulting Lender) and their successors, assigns, parents, Subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Released Parties”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that any Releasing Party may have against the Released Parties that arise from or relate to any actions which the Released Parties may have taken or omitted to take prior to the date hereof, in each case with respect to, arising out of, or related to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations.

SECTION 11.         GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12.         SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders, and each of their respective successors and permitted assigns, and shall not inure to the benefit of any third parties.  The execution and delivery of this Agreement by any Lender prior to the Effective Date shall be binding upon its successors and permitted assigns and shall be effective as to any Advances or Commitments assigned to it after such execution and delivery.

SECTION 13.         COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts (including facsimiled or electronic-mailed counterparts, and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

SECTION 14.         HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

ACCURIDE CORPORATION

By:	/s/ William M. Lasky
Name: William M. Lasky
Title:Chairman, President and Chief Executive Officer

ACCURIDE CANADA INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title:President, Director

Signature page to the Temporary Waiver

Agreement, dated as of July 1, 2009 to the

ACCURIDE CORPORATION

Credit Agreement

ACCURIDE CUYAHOGA FALLS, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

ACCURIDE DISTRIBUTING, LLC

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Manager

ACCURIDE EMI, LLC

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

ACCURIDE ERIE L.P.

	By:	AKW GENERAL PARTNER L.L.C., AS GENERAL PARTNER

	By:	ACCURIDE CORPORATION, AS MEMBER

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President and Chief Executive Officer

ACCURIDE HENDERSON LIMITED LIABILITY COMPANY

	By:	ACCURIDE CORPORATION, AS MEMBER

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President

AKW GENERAL PARTNER L.L.C.

	By:	ACCURIDE CORPORATION, AS MEMBER

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President and Chief Executive Officer

AOT, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

BOSTROM HOLDINGS, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

BOSTROM SEATING, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

BOSTROM SPECIALTY SEATING, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

BRILLION IRON WORKS, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

ERIE LAND HOLDING, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

FABCO AUTOMOTIVE CORPORATION

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: Chairman of the Board, Director

GUNITE CORPORATION

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

GUNITE EMI CORPORATION

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

IMPERIAL GROUP HOLDING CORP. - 1

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

IMPERIAL GROUP HOLDING CORP. - 2

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

IMPERIAL GROUP, L.P.

By:	IMPERIAL GROUP HOLDING CORP. — 1, ITS GENERAL PARTNER

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President and Chief Executive Officer

JAII MANAGEMENT COMPANY

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

TRUCK COMPONENTS INC.

By:	/s/ William M. Lasky
Name: William M. Lasky
Title: President, Director

CITICORP USA, INC., as
Existing Administrative Agent and as Swing Line Bank

By:	/s/ C.P. Mahon
Name: C.P. Mahon
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Successor Administrative Agent

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

Signature page to the Temporary Waiver

Agreement, dated as of July 1, 2009 to the

ACCURIDE CORPORATION

Credit Agreement

Duane Street CLO III, Ltd.
By: DiMaio Ahmad Capital, LLC
As Collateral Manager

Lender

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

Signature page to the Temporary Waiver

Agreement, dated as of July 1, 2009 to the

ACCURIDE CORPORATION

Credit Agreement

Lender

By:
Name:
Title: